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                    Consent of Independent Public Accountants



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 1-8309.



ARTHUR ANDERSEN LLP




New York, New York
March 29, 2001